               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   (METFLEX)

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JULY 1, 2005,
                                      TO
                         PROSPECTUS DATED MAY 1, 2005

This supplements the information contained in the Prospectus for MetFlex Flexible Premium Variable Life Insurance Policies dated May 1, 2005. You should keep this Supplement for future reference.

As of June 1, 2005, due to a reduction in management fees, the following information replaces the corresponding information in the table of annual operating expenses on page 15 of the Prospectus.

                                                              GROSS
                                                              TOTAL   FEE WAIVERS AND NET TOTAL
                                   MANAGEMENT  OTHER   12B-1  ANNUAL      EXPENSE      ANNUAL
                                      FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS  EXPENSES
-----------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond
  (Service Class)                     .33%      .13%    .10%   .56%         .00%         .56%

As of July 1, 2005, the following information replaces the corresponding information in the table of annual operating expenses on page 14 of the Prospectus.

                                                                 GROSS
                                                                 TOTAL   FEE WAIVERS AND NET TOTAL
                                      MANAGEMENT  OTHER   12B-1  ANNUAL      EXPENSE      ANNUAL
                                         FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS  EXPENSES
--------------------------------------------------------------------------------------------------
AIM V.I. Government Securities
  (Series II) (e)                        .47%      .40%    .25%   1.12%        .14%         .98%
--------------------------------------------------------------------------------------------------
AIM V.I. Core Stock (Series I) (e)(f)    .75%      .46%    .00%   1.21%        .30%         .91%

As of July 1, 2005, the following information replaces the corresponding footnotes on page 18 of the Prospectus.

(e)The Fund's advisor (and/or distributor in the case of the AIM V.I. Government Securities Fund) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Net Total Annual Expenses (excluding certain items discussed below) of Series I shares to 0.91% and of Series II shares to 0.98% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Net Total Annual Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
   (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through June 30, 2006.

(f)Effective January 1, 2005 through December 31, 2009, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. This agreement is reflected in the Fee Waiver.